UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-7994

Western Asset Global Partners Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	August 31

Date of reporting period:	November 30, 2012

ITEM 1.                 SCHEDULE OF INVESTMENTS.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

FORM N-Q

NOVEMBER 30, 2012

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited)

November 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES — 82.0%
CONSUMER DISCRETIONARY — 13.7%
Auto Components — 0.4%
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	170,000		$173,400
Europcar Groupe SA	11.500%	5/15/17	100,000	EUR	129,405	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	500,000	EUR	528,349	(a)(b)
Total Auto Components					831,154
Automobiles — 0.5%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	660,000		730,125	(b)
Escrow GCB General Motors	—	—	480,000		0	*(c)(d)(e)
Escrow GCB General Motors	—	—	1,105,000		0	*(c)(d)(e)
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	120,000		135,600	(a)(b)
Total Automobiles					865,725
Diversified Consumer Services — 0.7%
Laureate Education Inc., Senior Notes	9.250%	9/1/19	230,000		235,750	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	290,000		310,300	(b)
ServiceMaster Co., Senior Notes	8.000%	2/15/20	160,000		163,600	(b)
ServiceMaster Co., Senior Notes	7.000%	8/15/20	550,000		541,062	(a)
Total Diversified Consumer Services					1,250,712
Hotels, Restaurants & Leisure — 4.3%
Affinity Gaming LLC/Affinity Gaming Finance Corp., Senior Notes	9.000%	5/15/18	270,000		282,150	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	286,636		256,726	(a)(c)(d)(f)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	80,000		81,000	(b)
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	400,000		396,000	(a)
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	1,404,000		1,084,590	(b)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	320,000		352,800	(a)(b)
CCM Merger Inc., Senior Notes	9.125%	5/1/19	320,000		321,600	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	300,000		328,500	(a)(b)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	259,887		279,379	(a)(f)
Enterprise Inns PLC, Senior Secured Bonds	6.500%	12/6/18	494,000	GBP	731,470
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	370,000		340,400	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	300,000		319,500	(a)
Mastro’s Restaurants LLC/RRG Finance Corp., Senior Secured Notes	12.000%	6/1/17	280,000		290,150	(a)
MGM Resorts International, Senior Notes	5.875%	2/27/14	360,000		376,200
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	40,000		44,900	(b)
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	95,000		104,737	(b)
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	770,000		735,350	(a)(b)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	560,000		620,900	(b)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	480,000		547,200	(b)
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	250,000		270,937	(b)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	80,000		86,200	(a)(b)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	450,000		470,250	(b)
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	8,000		8,120	(a)
Total Hotels, Restaurants & Leisure					8,329,059
Household Durables — 0.1%
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	270,000		275,400	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

November 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Internet & Catalog Retail — 0.2%
Netflix Inc., Senior Notes	8.500%	11/15/17	360,000		$388,350	(b)
Media — 5.2%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	120,000		129,000	(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	1,700,000		1,857,250	(b)
Cengage Learning Acquisitions Inc., Senior Secured Notes	11.500%	4/15/20	460,000		384,100	(a)(b)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	230,000		232,300	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	110,000		110,000	(a)
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	220,000		216,700
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	30,000		29,100
DISH DBS Corp., Senior Notes	6.625%	10/1/14	30,000		32,475	(b)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	285,000		338,438	(b)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	380,000		408,500	(b)
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	570,000		743,914	(b)
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	270,000		254,475	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	500,000	EUR	634,019	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	610,000		706,075	(b)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	579,000		512,415	(a)(b)
Polish Television Holding BV, Senior Secured Bonds, step bond	11.250%	5/15/17	300,000	EUR	418,647	(a)(b)
TVN Finance Corp. III AB, Senior Notes	7.875%	11/15/18	100,000	EUR	137,533	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	90,000		93,150	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	190,000		196,650	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	290,000		311,025	(a)(b)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	390,000		395,850	(a)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	100,000	EUR	127,454	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	180,000		202,275	(a)(b)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	500,000	EUR	681,163	(a)
Ziggo Bond Co. BV, Senior Notes	8.000%	5/15/18	650,000	EUR	932,430	(a)(b)
Total Media					10,084,938
Multiline Retail — 0.3%
Bon-Ton Department Stores Inc., Senior Notes	10.250%	3/15/14	60,000		59,775
Bon-Ton Department Stores Inc., Senior Secured Notes	10.625%	7/15/17	180,000		173,700	(a)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	310,000		306,900	(b)
Total Multiline Retail					540,375
Specialty Retail — 1.3%
American Greetings Corp., Senior Notes	7.375%	12/1/21	290,000		303,413	(b)
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	825,000	EUR	1,003,212	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	520,000		479,700
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	350,000		367,062	(b)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	270,000		287,550	(a)(b)
Total Specialty Retail					2,440,937
Textiles, Apparel & Luxury Goods — 0.7%
Boardriders SA, Senior Notes	8.875%	12/15/17	700,000	EUR	960,457	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

November 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Textiles, Apparel & Luxury Goods — continued
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	290,000		$311,025	(a)(b)
Total Textiles, Apparel & Luxury Goods					1,271,482
TOTAL CONSUMER DISCRETIONARY					26,278,132
CONSUMER STAPLES — 1.9%
Food & Staples Retailing — 0.4%
Post Holdings Inc., Senior Notes	7.375%	2/15/22	710,000		762,362	(a)(b)
Food Products — 0.9%
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	400,000	GBP	714,559	(a)(b)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	230,000	EUR	321,935	(a)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	140,000		149,800	(a)(b)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	630,000		552,825	(a)(b)
Total Food Products					1,739,119
Household Products — 0.1%
Spectrum Brands Escrow Corp., Senior Notes	6.375%	11/15/20	90,000		93,600	(a)
Spectrum Brands Escrow Corp., Senior Notes	6.625%	11/15/22	150,000		157,500	(a)
Total Household Products					251,100
Personal Products — 0.2%
Hypermarcas SA, Notes	6.500%	4/20/21	260,000		279,500	(a)(b)
Prestige Brands Inc., Senior Notes	8.125%	2/1/20	50,000		56,375	(b)
Total Personal Products					335,875
Tobacco — 0.3%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	550,000		572,688	(b)
TOTAL CONSUMER STAPLES					3,661,144
ENERGY — 17.6%
Energy Equipment & Services — 1.3%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	170,000		182,325	(b)
GulfMark Offshore Inc., Senior Notes	6.375%	3/15/22	280,000		286,300	(a)
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	210,000		222,600	(a)
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	575,000		613,812	(a)(b)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	400,000		428,000	(b)
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	200,000		211,000	(a)(b)
SESI LLC, Senior Notes	7.125%	12/15/21	330,000		368,775	(b)
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	168,000		185,220
Total Energy Equipment & Services					2,498,032
Oil, Gas & Consumable Fuels — 16.3%
Arch Coal Inc., Senior Notes	8.750%	8/1/16	440,000		446,600
Arch Coal Inc., Senior Notes	9.875%	6/15/19	160,000		162,000	(a)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	120,000		125,400	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	240,000		259,800	(b)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	90,000		97,425	(b)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	160,000		174,400	(a)(b)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	280,000		285,600
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	420,000		437,062	(b)
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	250,000		266,875	(b)
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	480,000		514,800	(b)
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	484,457		371,821	(a)(c)(f)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	250,000		272,500	(b)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	7.125%	6/1/22	250,000		256,250	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

November 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Oil, Gas & Consumable Fuels — continued
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	100,000		$113,500	(b)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	568,284		642,161	(a)(b)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,000,000		1,295,000	(b)
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	370,000		421,800	(b)
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	250,000		283,351	(b)(g)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	260,000		293,468	(b)(g)
EP Energy AS, Senior Secured Notes	5.875%	11/1/19	310,000	EUR	428,369	(a)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	190,000		180,500	(b)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	360,000		383,400	(a)
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	210,000		217,875	(a)
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	130,000		136,663	(a)
KazMunayGas Finance Sub BV, Senior Notes	8.375%	7/2/13	1,340,000		1,393,479	(a)(b)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	320,000		350,400
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	200,000		206,000	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	380,000		286,900
Novatek Finance Ltd., Notes	6.604%	2/3/21	460,000		541,503	(a)(b)
Offshore Group Investment Ltd., Senior Secured Notes	7.500%	11/1/19	130,000		131,300	(a)
Overseas Shipholding Group Inc., Senior Notes	8.750%	12/1/13	190,000		75,050	(h)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	705,000		289,050	(h)
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	270,000		275,738	(a)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	480,000		559,824	(a)(b)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	320,000		267,200	(a)(b)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	196,000		163,660	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	330,000		356,400	(b)
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	450,000		508,315	(b)
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	870,000		1,113,283	(b)
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	390,000		495,113	(b)
Petroleos Mexicanos, Notes	8.000%	5/3/19	4,280,000		5,633,550	(b)
Petroleos Mexicanos, Senior Bonds	5.500%	6/27/44	750,000		826,875	(a)
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	390,000		519,675	(a)(b)
Petronas Capital Ltd.	5.250%	8/12/19	1,555,000		1,874,949	(a)(b)
Pioneer Energy Services Corp., Senior Notes	9.875%	3/15/18	40,000		43,500	(b)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	325,000		347,344	(b)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	330,000		369,600	(b)
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	110,000		122,650	(a)(b)
PT Pertamina Persero, Notes	5.250%	5/23/21	570,000		640,537	(a)(b)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	840,000		837,900	(b)
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	10,000		11,050	(b)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	570,000		718,200	(a)(b)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	530,000		552,050	(a)
Samson Investment Co., Senior Notes	9.750%	2/15/20	710,000		754,375	(a)
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	110,000		115,225
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	240,000		250,800
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	210,000		212,100	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	130,000		130,000	(a)
Teekay Corp., Senior Notes	8.500%	1/15/20	455,000		481,162	(b)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	880,000		1,069,306	(a)(b)
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	340,000		341,700
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	560,000		305,200	(a)
Total Oil, Gas & Consumable Fuels					31,237,583
TOTAL ENERGY					33,735,615

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

November 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
FINANCIALS — 5.4%
Capital Markets — 0.2%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	300,000		$334,878	(b)
Commercial Banks — 1.5%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	470,000		633,022	(a)(b)
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	200,000		203,705
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	290,000		301,963	(a)(b)(g)(i)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	940,000		936,241	(a)(b)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	200,000		201,500	(g)(i)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	410,000		423,509	(b)
Santander Issuances SAU, Notes	5.911%	6/20/16	200,000		205,475	(a)
Total Commercial Banks					2,905,415
Consumer Finance — 0.6%
Ally Financial Inc., Senior Bonds	0.000%	12/1/12	400,000		400,000	(b)
Ally Financial Inc., Senior Notes	8.000%	3/15/20	160,000		197,600	(b)
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	410,000	EUR	580,603	(b)
Total Consumer Finance					1,178,203
Diversified Financial Services — 2.5%
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	660,000		734,250	(b)
Boats Investments (Netherlands) BV, Secured Notes	7.722%	12/15/15	699,402	EUR	259,238	(f)(g)
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	310,000		313,100	(b)
International Lease Finance Corp., Medium-Term Notes	6.375%	3/25/13	296,000		300,440	(b)
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	460,000		474,375
International Lease Finance Corp., Senior Notes	8.625%	9/15/15	70,000		78,225	(b)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	980,000		1,141,700	(b)
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	90,000		104,994	(b)
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	380,000		395,675	(a)
TransUnion Holding Co. Inc., Senior Notes	8.125%	6/15/18	120,000		121,800	(a)(f)
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	310,000		328,600
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		535,000	(a)(b)(g)
Total Diversified Financial Services					4,787,397
Insurance — 0.6%
American International Group Inc., Senior Notes	8.250%	8/15/18	450,000		586,711	(b)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.962%	3/31/13	100,000		95,944	(g)(i)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	200,000		223,000	(a)(b)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	250,000		307,500	(a)(b)
Total Insurance					1,213,155
TOTAL FINANCIALS					10,419,048
HEALTH CARE — 4.6%
Health Care Equipment & Supplies — 0.4%
Hologic Inc., Senior Notes	6.250%	8/1/20	160,000		170,800	(a)(b)
Ontex IV SA, Senior Notes	9.000%	4/15/19	300,000	EUR	400,895	(a)
Ontex IV SA, Senior Notes	9.000%	4/15/19	200,000	EUR	267,263	(a)
Total Health Care Equipment & Supplies					838,958
Health Care Providers & Services — 3.4%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	470,000		566,350	(b)
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	300,000		318,750	(b)
AMERIGROUP Corp., Senior Notes	7.500%	11/15/19	220,000		258,500	(b)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

November 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Health Care Providers & Services — continued
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	540,000		$590,625	(b)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	1,050,000		1,023,750	(b)
Crown Newco 3 PLC, Senior Subordinated Notes	8.875%	2/15/19	380,000	GBP	627,082	(a)
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	190,000		191,425	(a)
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	210,000		223,650
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	750,000		853,125	(b)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	160,000		185,200	(a)(b)
HCA Inc., Senior Secured Notes	8.500%	4/15/19	620,000		699,050	(b)
INC Research LLC, Senior Notes	11.500%	7/15/19	120,000		121,800	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	90,000		89,550	(a)
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	491,000		562,195	(b)
US Oncology Inc. Escrow	—	—	255,000		5,100	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	150,000		156,562	(b)
Total Health Care Providers & Services					6,472,714
Pharmaceuticals — 0.8%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	660,000	EUR	961,367	(a)(b)
Rottapharm Ltd., Senior Notes	6.125%	11/15/19	100,000	EUR	132,657	(a)
Valeant Pharmaceuticals International, Senior Notes	6.375%	10/15/20	230,000		244,950	(a)
VPI Escrow Corp., Senior Notes	6.375%	10/15/20	120,000		128,100	(a)
Total Pharmaceuticals					1,467,074
TOTAL HEALTH CARE					8,778,746
INDUSTRIALS — 11.4%
Aerospace & Defense — 0.9%
Ducommun Inc., Senior Notes	9.750%	7/15/18	230,000		245,525	(b)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	610,000		667,950	(b)
Triumph Group Inc., Senior Notes	8.625%	7/15/18	190,000		212,800	(b)
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	560,000		607,600	(a)(b)
Total Aerospace & Defense					1,733,875
Airlines — 1.4%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	161,054		165,886	(a)
Continental Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	21,939		23,446
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	3,626		3,961
Continental Airlines Inc., Pass-Through Certificates, Notes	5.500%	10/29/20	210,000		220,500
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	39,142		40,707	(b)
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	220,000		231,825	(a)(b)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	950,000		980,875	(a)(b)
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	96,016		107,539	(b)
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	400,000	GBP	695,318	(b)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	128,000		130,080	(a)(b)
Total Airlines					2,600,137
Building Products — 0.5%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	11.000%	6/30/15	284,200		281,358	(a)(d)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	200,000		218,000	(a)(b)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	279,000	EUR	388,253	(a)
Total Building Products					887,611

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

November 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Commercial Services & Supplies — 1.7%
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	50,000		$44,500	(a)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	780,000		596,700	(a)(b)
American Reprographics Co., Senior Notes	10.500%	12/15/16	490,000		487,550	(b)
Geo Group Inc., Senior Notes	7.750%	10/15/17	455,000		493,675	(b)
JM Huber Corp., Senior Notes	9.875%	11/1/19	200,000		224,000	(a)(b)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	600,000		618,000
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	180,000		202,500	(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	370,000		390,350	(a)(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	90,000		94,950	(a)(b)
Total Commercial Services & Supplies					3,152,225
Construction & Engineering — 0.8%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	350,000		313,250	(a)
Odebrecht Finance Ltd.	6.000%	4/5/23	500,000		577,500	(a)
Odebrecht Finance Ltd., Senior Notes	5.125%	6/26/22	200,000		215,500	(a)(b)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	220,000		254,100	(a)(b)
PH Holding LLC, Secured Notes	9.750%	12/31/17	230,000		227,453	(c)(d)
Total Construction & Engineering					1,587,803
Electrical Equipment — 0.9%
313 Group Inc., Senior Secured Notes	6.375%	12/1/19	290,000		287,100	(a)
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	230,000		231,725	(a)
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	400,000		411,000	(a)(b)
Telenet Finance III Luxembourg S.C.A., Senior Secured Notes	6.625%	2/15/21	500,000	EUR	687,991	(a)
Total Electrical Equipment					1,617,816
Industrial Conglomerates — 0.2%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	40,000		45,400	(b)
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	370,000		400,052	(a)(b)
Total Industrial Conglomerates					445,452
Machinery — 1.2%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	510,000		545,700	(a)(b)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	280,000		303,100	(a)(b)
Mirror PIK SA, Senior Notes	9.000%	11/1/16	1,250,000		1,268,750	(a)(f)
SPL Logistics Escrow LLC, Senior Secured Notes	8.875%	8/1/20	200,000		215,000	(a)(b)
Total Machinery					2,332,550
Marine — 0.6%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	336,429		338,111
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	218,000		215,820
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	670,000		633,150	(b)
Total Marine					1,187,081
Professional Services — 0.2%
ISS Financing PLC, Senior Secured Bonds	11.000%	6/15/14	300,000	EUR	403,821	(a)(b)
Road & Rail — 1.4%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	673,350		671,667	(f)
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	100,000	EUR	136,558	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	13.750%	12/15/15	546,000		582,855	(a)(b)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	740,000		818,625	(b)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	460,000		499,100	(b)
Total Road & Rail					2,708,805

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

November 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Trading Companies & Distributors — 0.4%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	320,000		$339,200	(a)
UR Financing Escrow Corp., Secured Notes	5.750%	7/15/18	2,000		2,163	(a)
UR Financing Escrow Corp., Senior Notes	7.625%	4/15/22	418,000		464,502	(a)(b)
Total Trading Companies & Distributors					805,865
Transportation — 1.1%
CMA CGM, Senior Notes	8.500%	4/15/17	390,000		308,100	(a)(b)
CMA CGM, Senior Notes	8.875%	4/15/19	700,000	EUR	714,653	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	410,000		405,900	(a)(b)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	690,000		714,150	(a)(b)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	40,000		41,400	(a)
Total Transportation					2,184,203
Transportation Infrastructure — 0.1%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	180,000		191,700	(a)
TOTAL INDUSTRIALS					21,838,944
INFORMATION TECHNOLOGY — 1.9%
Communications Equipment — 0.1%
CyrusOne LP/CyrusOne Finance Corp., Senior Notes	6.375%	11/15/22	260,000		270,400	(a)
Electronic Equipment, Instruments & Components — 0.6%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	850,000		988,125	(a)
Techem GmbH, Senior Secured Notes	6.125%	10/1/19	150,000	EUR	207,275	(a)
Total Electronic Equipment, Instruments & Components					1,195,400
Internet Software & Services — 0.1%
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	220,000		241,450	(b)
IT Services — 0.7%
First Data Corp., Secured Notes	8.250%	1/15/21	40,000		40,100	(a)
First Data Corp., Senior Notes	9.875%	9/24/15	940,000		965,850	(b)
First Data Corp., Senior Notes	10.550%	9/24/15	330,000		340,725
Total IT Services					1,346,675
Semiconductors & Semiconductor Equipment— 0.3%
Advanced Micro Devices Inc., Senior Notes	7.500%	8/15/22	80,000		67,400	(a)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	214,000		221,223	(b)
STATS ChipPAC Ltd., Senior Notes	7.500%	8/12/15	244,000		261,080	(a)(b)
Total Semiconductors & Semiconductor Equipment					549,703
Software — 0.1%
Legend Acquisition Sub Inc., Senior Notes	10.750%	8/15/20	130,000		124,150	(a)
TOTAL INFORMATION TECHNOLOGY					3,727,778
MATERIALS — 12.5%
Chemicals — 1.5%
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	540,000		611,550	(a)(b)
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	45,000		50,400	(a)(b)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	310,000		332,072	(a)(b)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	268,000	EUR	333,299	(a)(b)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	180,000	EUR	252,827	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	120,000	EUR	168,551	(a)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	260,000		275,600	(a)
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	500,000	EUR	653,527	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

November 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Chemicals — continued
Styrolution Group GmbH, Senior Secured Notes	7.625%	5/15/16	120,000	EUR	$156,846	(a)
Total Chemicals					2,834,672
Construction Materials — 0.6%
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	560,000		606,200	(a)
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	500,000		531,250	(a)
Total Construction Materials					1,137,450
Containers & Packaging — 2.3%
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	1,000,000	EUR	1,394,841	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	9.500%	6/15/17	560,000	EUR	742,874	(a)
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	280,000		294,700	(a)
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	510,000		529,125
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	8.500%	5/15/18	290,000		296,525
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	310,000		320,850
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	240,000		245,040	(a)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	610,000		631,350	(a)(b)
Total Containers & Packaging					4,455,305
Metals & Mining — 7.1%
ArcelorMittal, Senior Notes	5.000%	2/25/17	210,000		211,589
ArcelorMittal, Senior Notes	6.000%	3/1/21	320,000		319,944
CSN Resources SA, Senior Bonds	6.500%	7/21/20	270,000		300,645	(a)(b)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	250,000		278,375	(a)(b)
Evraz Group SA, Notes	8.250%	11/10/15	130,000		143,568	(a)(b)
Evraz Group SA, Notes	6.750%	4/27/18	1,110,000		1,112,686	(a)(b)
Evraz Group SA, Senior Notes	9.500%	4/24/18	540,000		605,351	(a)(b)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	350,000		358,750	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	190,000		192,375	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	470,000		482,925	(a)(b)
JW Aluminum Co., Senior Secured Notes	11.500%	11/15/17	440,000		432,300	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	840,000		529,200	(a)(b)(d)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	200,000		169,000	(a)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	290,000		262,450	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	40,000		45,000	(b)
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	260,000		273,000	(a)(b)
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	260,000		357,944	(b)
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Notes	11.250%	10/15/18	120,000		114,450	(a)
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	420,000		417,375	(a)
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	410,000		411,025	(a)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	200,000		231,654	(b)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	730,000		866,714	(b)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	460,000		452,764
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	150,000		157,500	(a)
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	210,000		192,150	(a)(b)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	390,000		352,950
Thompson Creek Metals Co. Inc., Senoir Secured Notes	9.750%	12/1/17	310,000		323,950
Vale Overseas Ltd., Notes	8.250%	1/17/34	460,000		631,406	(b)
Vale Overseas Ltd., Notes	6.875%	11/21/36	1,757,000		2,183,016	(b)(j)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	627,000		663,366	(a)(b)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	450,000		471,825	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

November 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Metals & Mining — continued
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	100,000		$114,250	(a)
Total Metals & Mining					13,659,497
Paper & Forest Products — 1.0%
Ainsworth Lumber Co. Ltd., Senior Secured Notes	7.500%	12/15/17	90,000		93,038	(a)
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	420,000		448,350	(a)(b)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	407,000		435,490	(b)
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	62,000		74,747	(b)
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	160,000		171,558
Inversiones CMPC SA, Notes	4.750%	1/19/18	250,000		268,768	(a)(b)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	190,000		197,032	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	189,000		121,905	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	60,000		62,100	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Subordinated Notes	11.375%	8/1/16	234,000		76,050
Total Paper & Forest Products					1,949,038
TOTAL MATERIALS					24,035,962
TELECOMMUNICATION SERVICES — 7.8%
Diversified Telecommunication Services — 4.3%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	1,363,000		592,905	(a)(b)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	730,000		317,550	(a)(b)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	356,000		154,860	(a)
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	50,000		48,000	(b)
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	380,000		414,200	(a)(b)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	150,000		160,500	(a)(b)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	450,000		482,062	(b)
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	150,000		161,250	(b)
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	200,000		212,750	(b)
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	600,000		654,750	(b)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	220,000		246,950	(a)(b)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	380,000		395,200	(a)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	380,000		419,900	(b)
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	90,000		93,488	(a)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	480,000		534,451	(a)
Unitymedia GmbH, Senior Secured Notes	9.500%	3/15/21	300,000	EUR	448,729	(a)
Unitymedia GmbH, Senior Secured Notes	9.500%	3/15/21	180,000	EUR	269,237	(a)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	520,000		535,054	(a)(b)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	248,000		255,180	(a)(b)
West Corp., Senior Notes	8.625%	10/1/18	180,000		186,750	(b)
West Corp., Senior Subordinated Notes	11.000%	10/15/16	290,000		303,775	(b)
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	200,000		205,500	(a)(b)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	891,040		884,357	(a)(f)
Windstream Corp., Senior Notes	7.500%	4/1/23	270,000		280,125
Total Diversified Telecommunication Services					8,257,523
Wireless Telecommunication Services — 3.5%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	340,000		414,631	(b)
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	540,000		612,900	(a)(b)
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	340,000	EUR	445,504	(a)
MetroPCS Wireless Inc., Senior Notes	6.625%	11/15/20	460,000		488,175
Oi S.A., Senior Notes	5.750%	2/10/22	240,000		249,000	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	490,000	GBP	812,531	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	100,000	GBP	165,823	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,865,000		2,224,012	(b)
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	630,000		778,050	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

November 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Wireless Telecommunication Services— continued
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	365,000	$391,462	(b)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	200,000	218,822	(a)
Total Wireless Telecommunication Services				6,800,910
TOTAL TELECOMMUNICATION SERVICES				15,058,433
UTILITIES — 5.2%
Electric Utilities — 1.1%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	660,000	721,050	(b)
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	800,000	856,000	(b)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	280,000	352,800	(a)(b)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	173,964	163,526
Total Electric Utilities				2,093,376
Gas Utilities — 0.5%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	70,000	103,650	(b)
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	330,000	354,750	(b)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	470,000	521,700	(a)(b)
Total Gas Utilities				980,100
Independent Power Producers & Energy Traders — 3.5%
AES Corp., Senior Notes	9.750%	4/15/16	500,000	597,500	(b)
AES Gener SA, Notes	5.250%	8/15/21	250,000	279,115	(a)(b)
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	270,000	284,850	(b)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	486,000	544,320	(a)(b)
Colbun SA, Senior Notes	6.000%	1/21/20	390,000	439,991	(a)(b)
Dynegy Inc., Bonds	7.670%	11/8/16	280,000	12,600	(b)(c)(h)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	11.750%	3/1/22	180,000	184,050	(a)(b)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	1,340,000	1,380,200	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	210,000	235,200	(b)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	390,000	399,750	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	810,000	846,450	(a)(b)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	1,430,000	1,515,800	(b)
Total Independent Power Producers & Energy Traders				6,719,826
Multi-Utilities — 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	200,000	253,400	(a)(b)
TOTAL UTILITIES				10,046,702
TOTAL CORPORATE BONDS & NOTES (Cost — $149,336,923)				157,580,504
COLLATERALIZED SENIOR LOANS — 1.8%
CONSUMER DISCRETIONARY — 0.6%
Hotels, Restaurants & Leisure — 0.6%
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	296,250	308,841	(k)
Equinox Fitness Clubs, 2nd Lien Term Loan	—	5/16/20	300,000	300,750	(l)
Stockbridge/SBE Holdings LLC, Term Loan B	13.000%	5/2/17	610,000	605,425	(k)
TOTAL CONSUMER DISCRETIONARY				1,215,016
CONSUMER STAPLES — 0.1%
Food Products — 0.1%
AdvancePierre Foods Inc., 2nd Lien Term Loan	9.500%	10/10/17	130,000	133,006	(k)
ENERGY — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Chesapeake Energy Corp., New Term Loan	5.750%	12/1/17	230,000	226,570	(k)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

November 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
INDUSTRIALS — 0.3%
Machinery — 0.2%
Intelligrated Inc., Second Lien Term Loan	10.500%	12/31/19	500,000		$506,250	(k)
Marine — 0.1%
Trico Shipping AS, New Term Loan A	10.000%	5/13/14	55,440		55,440	(d)(k)
Trico Shipping AS, New Term Loan B	—	5/13/14	97,612		97,612	(d)(l)
Total Marine					153,052
TOTAL INDUSTRIALS					659,302
INFORMATION TECHNOLOGY — 0.2%
IT Services — 0.2%
CompuCom Systems Inc., 2nd Lien Term Loan	10.250%	10/2/19	290,000		287,100	(k)
MATERIALS — 0.3%
Chemicals — 0.3%
Kerling PLC, Term Loan	10.000%	6/30/16	300,000	EUR	366,755	(k)
Kronos Inc., 2nd Lien New Term Loan	9.750%	4/24/20	230,000		230,575	(k)
TOTAL MATERIALS					597,330
TELECOMMUNICATION SERVICES — 0.2%
Wireless Telecommunication Services — 0.2%
Vodafone Americas Finance 2 Inc., PIK Term Loan	6.875%	8/11/15	280,646		287,662	(k)
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $3,374,564)					3,405,986
CONVERTIBLE BONDS & NOTES — 0.0%
MATERIALS — 0.0%
Chemicals — 0.0%
Hercules Inc. (Cost - $86,034)	6.500%	6/30/29	100,000		82,625
SOVEREIGN BONDS — 37.5%
Argentina — 1.6%
Republic of Argentina, Senior Bonds	7.000%	9/12/13	3,321,000		3,168,712
Brazil — 4.9%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	665,000	BRL	319,844
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	8,035,000	BRL	3,942,979
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	413,000	BRL	202,131
Federative Republic of Brazil	7.125%	1/20/37	427,550		664,840
Federative Republic of Brazil, Collective Action Securities	8.000%	1/15/18	2,217,111		2,594,020	(j)
Federative Republic of Brazil, Collective Action Securities	8.750%	2/4/25	685,000		1,126,140
Federative Republic of Brazil, Senior Notes	4.875%	1/22/21	420,000		510,510
Total Brazil					9,360,464
Chile — 0.8%
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	250,000		270,837	(a)(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	490,000		535,502	(a)(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.000%	7/17/22	200,000		202,903	(a)
Republic of Chile, Senior Notes	3.875%	8/5/20	412,000		468,650
Total Chile					1,477,892
Colombia — 2.1%
Republic of Colombia	7.375%	9/18/37	2,150,000		3,365,825	(b)(j)
Republic of Colombia, Senior Bonds	6.125%	1/18/41	180,000		249,300

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

November 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Colombia — continued
Republic of Colombia, Senior Notes	7.375%	3/18/19	255,000		$337,493
Total Colombia					3,952,618
India — 0.1%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	186,000		186,930	(a)(g)
Indonesia — 3.4%
Republic of Indonesia, Notes	3.750%	4/25/22	1,070,000		1,152,925	(a)
Republic of Indonesia, Notes	5.250%	1/17/42	2,190,000		2,581,462	(a)
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	100,000		122,625	(a)
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	5,461,000,000	IDR	768,972
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	3,254,000,000	IDR	498,270
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	775,000		1,055,937	(a)
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	1,968,000,000	IDR	289,032
Total Indonesia					6,469,223
Malaysia — 0.9%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	4,780,000	MYR	1,601,658
Government of Malaysia, Senior Bonds	4.262%	9/15/16	130,000	MYR	44,404
Total Malaysia					1,646,062
Mexico — 3.1%
Mexican Bonos, Bonds	8.000%	6/11/20	25,098,500	MXN	2,274,183
Mexican Bonos, Bonds	6.500%	6/9/22	2,024,200	MXN	168,879
Mexican Bonos, Bonds	10.000%	12/5/24	4,800,000	MXN	516,136
Mexican Bonos, Bonds	8.500%	11/18/38	12,990,000	MXN	1,247,821
United Mexican States, Medium-Term Notes	5.625%	1/15/17	160,000		187,200
United Mexican States, Senior Notes	5.125%	1/15/20	220,000		264,440
United Mexican States, Senior Notes	3.625%	3/15/22	1,030,000		1,136,863
United Mexican States, Senior Notes	4.750%	3/8/44	210,000		240,660
Total Mexico					6,036,182
Panama — 0.7%
Republic of Panama	6.700%	1/26/36	956,000		1,368,036
Peru — 2.3%
Republic of Peru	8.750%	11/21/33	490,000		862,155
Republic of Peru, Bonds	7.840%	8/12/20	2,273,000	PEN	1,096,839
Republic of Peru, Bonds	6.550%	3/14/37	321,000		471,067
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	1,200,000		1,758,000	(j)
Republic of Peru, Senior Bonds	5.625%	11/18/50	209,000		274,731
Total Peru					4,462,792
Philippines — 0.6%
Republic of the Philippines, Senior Bonds	5.500%	3/30/26	910,000		1,160,250
Poland — 1.7%
Republic of Poland, Senior Notes	6.375%	7/15/19	900,000		1,128,375	(b)
Republic of Poland, Senior Notes	5.125%	4/21/21	500,000		594,230
Republic of Poland, Senior Notes	5.000%	3/23/22	1,270,000		1,503,807
Total Poland					3,226,412
Russia — 4.2%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	756,000		830,693	(a)(b)
Russian Federation	5.625%	4/4/42	2,600,000		3,237,000	(a)
Russian Foreign Bond - Eurobond	12.750%	6/24/28	42,000		84,319	(a)
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	3,059,313		3,894,811	(a)(j)
Total Russia					8,046,823

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

November 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Turkey — 5.2%
Republic of Turkey, Notes	6.750%	5/30/40	1,175,000	$1,625,906
Republic of Turkey, Senior Bonds	11.875%	1/15/30	575,000	1,147,987
Republic of Turkey, Senior Notes	6.875%	3/17/36	5,296,000	7,312,982	(j)
Total Turkey				10,086,875
Venezuela — 5.9%
Bolivarian Republic of Venezuela	5.750%	2/26/16	5,296,000	5,017,960	(a)
Bolivarian Republic of Venezuela	7.650%	4/21/25	233,000	192,808
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	1,982,000	1,838,305
Bolivarian Republic of Venezuela, Collective Action Securities, Notes	10.750%	9/19/13	391,000	406,640
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	3,733,000	3,854,322
Total Venezuela				11,310,035
TOTAL SOVEREIGN BONDS (Cost — $62,957,930)				71,959,306

			SHARES
COMMON STOCKS — 1.8%
CONSUMER DISCRETIONARY — 0.3%
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			19,194	38,388	*(c)(d)
Media — 0.3%
Charter Communications Inc., Class A Shares			8,055	570,697	*
TOTAL CONSUMER DISCRETIONARY				609,085
ENERGY — 0.5%
Energy Equipment & Services — 0.5%
KCAD Holdings I Ltd.			77,972,021	857,536	*(c)(d)
FINANCIALS — 0.6%
Real Estate Management & Development — 0.6%
Realogy Holdings Corp.			33,806	1,186,215	(c)(d)
INDUSTRIALS — 0.4%
Marine — 0.4%
DeepOcean Group Holding AS			26,137	496,793	*(c)(d)
Horizon Lines Inc., Class A Shares			170,006	229,508	*
TOTAL INDUSTRIALS				726,301
UTILITIES — 0.0%
Independent Power Producers & Energy Traders — 0.0%
Dynegy Inc.			4,801	88,819	*
TOTAL COMMON STOCKS (Cost — $3,116,554)				3,467,956
CONVERTIBLE PREFERRED STOCKS — 1.3%
FINANCIALS — 1.3%
Diversified Financial Services — 1.3%
Citigroup Inc. (Cost - $2,804,405)	7.500%		24,800	2,488,680
PREFERRED STOCKS — 0.7%
FINANCIALS — 0.6%
Capital Markets — 0.1%
Goldman Sachs Group Inc.	5.950%		8,756	216,623	*

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

November 30, 2012

SECURITY	RATE		SHARES	VALUE
Consumer Finance — 0.5%
GMAC Capital Trust I	8.125%		40,749	$1,061,512	(g)
Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association (FNMA)	8.250%		4,925	7,880	*(d)(g)
TOTAL FINANCIALS				1,286,015
INDUSTRIALS — 0.1%
Road & Rail — 0.1%
Jack Cooper Holdings Corp.	20.000%		1,017	105,259	(a)(c)
TOTAL PREFERRED STOCKS (Cost — $1,431,925)				1,391,274

		EXPIRATION DATE	WARRANTS
WARRANTS — 0.2%
Bolivarian Republic of Venezuela, Oil-linked payment obligations		4/15/20	9,125	279,453
Charter Communications Inc.		11/30/14	641	14,583	*
Jack Cooper Holdings Corp.		12/15/17	496	53,568	*
Jack Cooper Holdings Corp.		5/6/28	228	24,624	*
Nortek Inc.		12/7/14	1,175	5,875	*(c)(d)
SemGroup Corp.		11/30/14	2,968	41,403	*(d)
TOTAL WARRANTS (Cost — $28,729)				419,506
TOTAL INVESTMENTS — 125.3% (Cost — $223,137,064#)				240,795,837
Liabilities in Excess of Other Assets — (25.3)%				(48,692,204)
TOTAL NET ASSETS — 100.0%				$192,103,633

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement .
(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(d)	Illiquid security.
(e)	Value is less than $1.
(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(h)	The coupon payment on these securities is currently in default as of November 30, 2012.
(i)	Security has no maturity date. The date shown represents the next call date.
(j)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(k)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(l)	All or a portion of this loan is unfunded as of November 30, 2012. The interest rate for fully unfunded term loans is to be determined.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	BRL	- Brazilian Real
	EUR	- Euro
	GBP	- British Pound
	GDP	- Gross Domestic Product
	IDR	- Indonesian Rupiah
	MXN	- Mexican Peso
	MYR	- Malaysian Ringgit
	OJSC	- Open Joint Stock Company
	PEN	- Peruvian Nuevo Sol

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

November 30, 2012

Summary of Investments by Country **
United States	36.5%
Brazil	7.9
Mexico	7.2
Russia	5.4
Venezuela	4.8
Turkey	4.2
Indonesia	3.4
Luxembourg	3.4
United Kingdom	3.1
Colombia	2.7
Peru	1.8
Argentina	1.5
Malaysia	1.5
Netherlands	1.4
Poland	1.3
Chile	1.2
Ireland	1.1
Germany	1.1
France	1.0
Australia	0.9
India	0.8
Panama	0.8
Italy	0.8
Canada	0.6
Kazakhstan	0.6
South Africa	0.5
Bermuda	0.5
Philippines	0.5
Cayman Islands	0.4
Qatar	0.4
Norway	0.4
United Arab Emirates	0.3
Spain	0.3
Belgium	0.3
Marshall Islands	0.3
Trinidad and Tobago	0.2
Sweden	0.2
Mongolia	0.2
Czech Republic	0.2
China	0.2
Singapore	0.1
Total Investments	100.0%

**As a percentage of total investments. Please note that Fund holdings are as of November 30, 2012 and are subject to change.

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset Global Partners Income Fund Inc. (the “Fund”) was incorporated in Maryland on September 3, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maintain a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities.  Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances.  Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to schedule of investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date.  These inputs are summarized in the three broad levels listed below:

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

		OTHER
		SIGNIFICANT	SIGNIFICANT
		OBSERVABLE	UNOBSERVABLE
	QUOTED PRICES	INPUTS	INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$156,711,904	$868,600	$157,580,504
Collateralized senior loans	—	3,405,986	—	3,405,986
Convertible bonds & notes	—	82,625	—	82,625
Sovereign bonds	—	71,959,306	—	71,959,306
Common stocks:
Consumer discretionary	$570,697	—	38,388	609,085
Energy	—	—	857,536	857,536
Financials	—	—	1,186,215	1,186,215
Industrials	229,508	—	496,793	726,301
Utilities	88,819	—	—	88,819
Convertible preferred stocks	2,488,680	—	—	2,488,680
Preferred stocks	1,286,015	105,259	—	1,391,274
Warrants	—	413,631	5,875	419,506
Total investments	$4,663,719	$232,678,711	$3,453,407	$240,795,837
Other financial instruments:
Forward foreign currency contracts	—	$867	—	$867
Total	$4,663,719	$232,679,578	$3,453,407	$240,796,704

LIABILITIES

		OTHER
		SIGNIFICANT	SIGNIFICANT
		OBSERVABLE	UNOBSERVABLE
	QUOTED PRICES	INPUTS	INPUTS
DESCRIPTION	(LEVEL I)	(LEVEL 2)	(LEVEL 3)	TOTAL
Other financial instruments:
Forward foreign currency contracts	—	$287,877	—	$287,877
Credit default swaps on credit indices-buy protection‡	—	229,562	—	229,562
Total	—	$517,439	—	$517,439

†See Schedule of Investments for additional detailed categorizations.

‡Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Notes to schedule of investments (unaudited) (continued)

		COMMON STOCKS
	CORPORATE
	BONDS &	CONSUMER
INVESTMENTS IN SECURITIES	NOTES	DISCRETIONARY	ENERGY	FINANCIALS	INDUSTRIALS	WARRANTS	TOTAL
Balance as of August 31, 2012	$861,097	$38,388	$818,239	—	$463,278	$5,875	$2,186,877
Accrued premiums/discounts	1,919	—	—	—	—	—	1,919
Realized gain (loss)	(606,135)	—	—	—	—	—	(606,135)
Change in unrealized appreciation (depreciation)(1)	638,623	—	39,297	$273,453	33,515	—	984,888
Purchases	232,054	—	—	912,762	—	—	1,144,816
Sales	(271,558)	—	—	—	—	—	(271,558)
Transfers into Level 3(2)	12,600	—	—	—	—	—	12,600
Transfers out of Level 3	—	—	—	—	—	—	—
Balance as of November 30, 2012	$868,600	$38,388	$857,536	1,186,215	496,793	$5,875	$3,453,407
Net change in unrealized appreciation (depreciation) for investments in securities still held at November 30, 2012(2)	$111,502	—	$39,297	273,453	33,515	$—	$457,767

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

(1) Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(2) Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(e) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At November 30, 2012, the Fund had sufficient cash and/or securities to cover these commitments.

Notes to schedule of investments (unaudited) (continued)

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

For average notional amounts of swaps held during the period ended November 30, 2012, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.  CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the

Notes to schedule of investments (unaudited) (continued)

option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(i) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the

Notes to schedule of investments (unaudited) (continued)

Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of November 30, 2012, the Fund held forward foreign currency contracts and credit default swaps with credit related contingent features which had a liability position of $517,439. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of November 30, 2012, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $40,000, which could be used to reduce the required payment.

(n) Security transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At November 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$25,353,725
Gross unrealized depreciation	(7,694,952)
Net unrealized appreciation	$17,658,773

During the period ended November 30, 2012, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of August 31, 2012	45,642,600	$281,230
Options written	2,376,000	9,623
Options closed	(3,663,000)	(25,641)
Options exercised	—	—
Options expired	(44,355,600)	(265,212)
Written options, outstanding as of November 30, 2012	0	$0

Transactions in reverse repurchase agreements for the Fund during the period ended November 30, 2012 were as follows:

Average	Weighted	Maximum
Daily	Average	Amount
Balance*	Interest Rate*	Outstanding
$15,295,445	0.82%	$15,295,445

* Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Notes to schedule of investments (unaudited) (continued)

Interest rates on reverse repurchase agreements ranged from 0.75% to 1.00% during the period ended November 30, 2012. Interest expense incurred on reverse repurchase agreements totaled $31,261.

At November 30, 2012, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements
JP Morgan Chase & Co.	1.00%	5/16/2012	TBD*	$968,000
Credit Suisse	0.75%	5/18/2012	TBD*	10,452,085
Credit Suisse	0.85%	5/18/2012	TBD*	3,875,360
				$15,295,445

* TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

On November 30,2012, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $19,930,814.

At November 30, 2012, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Sell:
Euro	Citibank N.A.	266,373	$346,617	1/25/13	$867
British Pound	Citibank N.A.	943,613	1,511,527	2/15/13	(7,101)
British Pound	UBS AG	701,367	1,123,484	2/15/13	(933)
Euro	BNP Paribas SA	1,427,030	1,857,303	2/15/13	(34,484)
Euro	Citibank N.A.	50,000	65,076	2/15/13	(754)
Euro	Citibank N.A.	3,383,554	4,403,751	2/15/13	(90,531)
Euro	UBS AG	100,000	130,152	2/15/13	(2,952)
Euro	UBS AG	9,348,049	12,166,636	2/15/13	(151,122)
Net unrealized loss on open forward foreign currency contracts					$(287,010)

At November 30, 2012, the Fund held the following swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION [1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION

Bank of America Securities LLC (MARKIT CDX.NA.HY.18 Index)	$5,346,000	6/20/17	5.000% quarterly	$(64,405)	$23,463	$(87,868)
Bank of America Securities LLC (MARKIT CDX.NA.HY.18 Index)	1,603,800	6/20/17	5.000% quarterly	(19,321)	7,040	(26,361)
Barclays Capital Inc. (MARKIT CDX.NA.HY.18 Index)	1,188,000	6/20/17	5.000% quarterly	(14,312)	6,026	(20,338)
BNP Paribas (MARKIT CDX.NA.HY.17 Index)	672,000	12/20/16	5.000% quarterly	(15,642)	16,834	(32,476)
BNP Paribas (MARKIT CDX.NA.HY.17 Index)	48,000	12/20/16	5.000% quarterly	(1,117)	1,227	(2,344)
BNP Paribas (MARKIT CDX.NA.HY.17 Index)	1,728,000	12/20/16	5.000% quarterly	(40,222)	41,484	(81,706)
BNP Paribas (MARKIT CDX.NA.HY.18 Index)	2,524,500	6/20/17	5.000% quarterly	(30,414)	103,935	(134,349)
BNP Paribas (MARKIT CDX.NA.HY.18 Index)	3,663,000	6/20/17	5.000% quarterly	(44,129)	45,692	(89,821)
Total	$16,773,300			$(229,562)	$245,701	$(475,263)

Notes to schedule of investments (unaudited) (continued)

(1) If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

(2) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3) The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†  Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at November 30, 2012.

	Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total

Foreign Exchange Risk	$867	$(287,877)	—	$(287,010)

Credit Risk	—	—	$(229,562)	(229,562)
Total	$867	$(287,877)	$(229,562)	$(516,572)

During the period ended November 30, 2012, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options†	$26,908
Written options†	61,904
Forward foreign currency contracts (to buy)†	355,215
Forward foreign currency contracts (to sell)	21,323,152

Average notional balance
Credit default swap contracts (to buy protection)	$11,788,650

†At November 30, 2012, there were no open positions held in this derivative.

ITEM 2.                                                  CONTROLS AND PROCEDURES.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                 EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Global Partners Income Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:  January 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: January 25, 2013

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: January 25, 2013